UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21934

RiverNorth Funds
(Exact name of registrant as specified in charter)

325 North LaSalle Street
Suite 645
Chicago, IL	60654
(Address of principal executive offices)	(Zip code)

Patrick W. Galley
325 North LaSalle Street
Suite 645
Chicago, IL 60654
(Name and address of agent for service)

Registrant's telephone number, including area code:	312-832-1440

Date of fiscal year end:	09/30

Date of reporting period:	09/30/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Opportunistic Investing in Closed-End Funds

Annual Report

RiverNorth Core Opportunity Fund (RNCOX)

September 30, 2010

RIVERNORTH FUNDS

Dear Fellow Shareholders,

We are pleased to provide you with the Annual Report for the RiverNorth Core Opportunity Fund (ticker: RNCOX; the “Fund”) covering the Fund’s fiscal year ending, September 30, 2010.

For the fiscal year 2010, the Fund had a total return of 14.72%.  The Fund’s diversified positioning with tactical tilts to attractive asset classes combined with opportunistic investments in closed-end funds continued to generate outperformance compared to our benchmarks, also known as alpha, for our investors.

We continued to find sustainable and frankly more normal opportunities within the closed-end fund market as compared to record discounts of the past two years.  These opportunities include various corporate action and shareholder activism trades in addition to deep discount value oriented investments in equity and hybrid closed-end funds.

Global economies and financial markets have generally improved over the past twelve months, but an elevated level of uncertainty still exists.  Given the broad range of outcomes, we continue to focus on investments with what we believe to have attractive risk-adjusted return characteristics.  We believe well researched and opportunistic investments in closed-end funds give our investors a unique potential for alpha that is easy to quantify (i.e. the discount).

Fund performance and net inflows have increased the Fund’s net assets from $275 million to $392 million over the past twelve months.  The Fund’s strategy is predicated on taking advantage of discount and premium spreads associated with closed-end funds, which tend to be driven by supply and demand.  The Fund’s adviser, RiverNorth Capital Management, LLC (the “Adviser”) remains committed to monitoring and taking prudent action in regards to the Fund’s growth relative to effectively executing its strategy and achieving the Fund’s objectives.

We thank you for your investment and trust in managing your assets.

Respectfully,

Patrick W. Galley, CFA                                                                           Stephen A. O’Neill, CFA

Portfolio Management Discussion and Analysis
Questions answered by portfolio managers Patrick W. Galley, CFA and Stephen A. O’Neill, CFA

How did the RiverNorth Core Opportunity Fund perform relative to its benchmarks during the twelve months ended September 30, 2010?

For the fiscal year 2010, the RiverNorth Core Opportunity Fund had a total return of 14.72%.   This compares to a 10.16% total return for the S&P 500 Index and a 9.85% total return for the blended index consisting of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Index.

In order to compare the Fund’s performance to the overall taxable closed-end fund market, the Fund’s Adviser introduced the RiverNorth Closed-end Fund Index (the “RiverNorth CEF Index”) in March 2010.  We believe the RiverNorth CEF Index provides the best representation of the taxable closed-end fund market because it is constructed without discount biases and is designed to capture the broader group’s asset class diversity.  Given that the Fund opportunistically invests in closed-end funds, its objective is not to outperform the RiverNorth CEF Index and, therefore, we encourage investors to use the RiverNorth CEF Index as a point of reference only.

The RiverNorth CEF Index was up 19.31% for the Fund’s fiscal year.

For a further a look at historical performance periods ending September 30, 2010, we refer you to the following chart:

What contributing factors were responsible for the Fund’s relative performance during the period?  What factors detracted from relative performance?

The Fund’s asset class diversification beyond the traditional 60/40 balanced portfolio was the primary driver of relative outperformance.  Overweight allocations to bank loans, convertible bonds and emerging market equities were strong contributors to the overall return.

Alpha generated from closed-end fund security selection was also significant.  The Fund generated alpha on mean reversion, corporate action and shareholder activism trades.  On average, the Fund’s largest positions narrowed 400 to 500 bps over the past twelve months.  For example, the Fund’s second largest position (NFJ Dividend, Interest & Premium Strategy Fund) narrowed from 18.9% on September 30, 2009 to 14.2% on September 30, 2010.

Closed-end fund discount volatility also provided the Fund with exciting opportunities to generate alpha over the period.  Sovereign default risk grabbed the headlines in February 2010.  Closed-end fund investors reacted by unloading closed-end funds in near-record volume.  The surge in trading volume paralleled the activity of October 2008, when the S&P 500 lost one-quarter of its value in seven trading days.  Another excellent short-term trading opportunity occurred in May 2010.  Known commonly as the Flash Crash, the Dow Jones Industrial Average plunged nearly 1,000 points intraday.  Panicked investors once again unloaded closed-end funds in near-record volume.  The Fund capitalized on both trading opportunities by significantly increasing our closed-end fund exposure at attractive discounts.  The past twelve months have also provided a handful of additional short-term trading opportunities, but none as large as the February and May 2010 market sell-offs.

Detracting from the Fund’s performance were predominantly our protection positions.  We purchased an exchange-traded note that offers exposure to CBOE Volatility Index futures contracts to hedge some of the closed-end fund discount volatility in the portfolio.  Additionally we occasionally utilized inverse exchange-traded funds to hedge certain portfolio risks.  We believe an opportunistic hedging strategy to protect against downside discount and asset class risk is prudent in certain market environments.

A larger than normal cash position also detracted from the Fund’s performance but should be expected to be a staple of the Fund.  Cash enables the Fund to be opportunistic and capitalize on the frequent trading opportunities in the closed-end fund space.

The Fund’s low duration and underweight allocations to U.S. government and investment grade corporate bonds also detracted from the Fund’s relative performance as rates continued to decline over the period.

What was the closed-end fund environment like for the past twelve months and current outlook?

The average discount on the RiverNorth CEF Index narrowed from 2.9% on September 30, 2009 to 1.6% on September 30, 2010.  The range of the average discount was 1% to 6% over the past twelve months.  Compared to the Fund’s prior fiscal year, discount volatility was more subdued.  On the other hand, shareholder activism and corporate action activity continued to increase over the past twelve months.  The Fund participated in a number of tender offers and rights offering during the period.  Based on recent dissident shareholder filings and the number of announced corporate actions, we expect shareholder activism and corporate action trading to be significant in the upcoming year.

We continue to find tremendous value in certain U.S. focused equity closed-end funds.  Main Street remains a net seller of U.S. stock funds since the bull market began in March 2009.  Investors have been fleeing to the perceived safety of bond funds.  In the closed-end fund space, this general trend is reflected in the closed-end fund discounts.  We are happy to take the other side of the trade and purchase U.S. focused equity funds for attractive discounts to their net asset value and sell bond funds trading very close to par.  We believe closed-end fund discounts are a very good Main Street sentiment indicator and, therefore, we typically like to take the other side of the trade.  Simply put, they can give investors a playbook to buy what is cheap and sell what is overvalued.

We are finding similar value in certain hybrid closed-end funds that invest in both equities and fixed income.  The Fund has approximately 40% of its net assets (or 70% of the closed-end fund portfolio) invested in equity and hybrid funds with historically wide discounts.

We anticipate discount volatility amongst closed-end bond funds.  Many of the most popular bond funds are trading at excessively narrow discounts or premiums.  We believe the thirty year bull market in bonds is nearly over and that many complacent investors will have a rude awakening if / when their bond fund declines in value.  We hope to opportunistically purchase some of our favorite bond funds if investors rush for the exits.

Below illustrates how each sub-asset class performed within the RiverNorth CEF Index and discount trends.

RiverNorth Closed-End Fund Index
Price Return
NAV Return
50%
40%
30%
20%
10%
0%
Premium/ Discount
-1.58%
-8.70%
-5.04%
-6.07%
-1.10%
1.24%
-13.22%
-0.72%
0.31%
-6.65%
11.97%
-0.31%
6.39%
0.01%
-1.83%
-0.74%
-6.83%
RiverNorth CEF Index
US Equity
Global Equity
Non-US Equity
Covered Call
Specialized Equity
Real Estate
Hybrid
Preferreds
Convertibles
High Yield
Bank Loans
Investment Grade
Multi-Sector Bonds
Emerging Income
Global Incme
Govt & Agency
Asset Class Returns
1 year returns as of 9/30/2010

Source: RiverNorth Capital Management

How was the Fund positioned at the end of September 2010?

We believe the Fund is well diversified and balanced across asset classes with tactical shifts towards lower duration fixed income and lower beta equities.  We remain overweight in floating rate bank loans and underweight in U.S. government and investment grade corporate bonds.  The Fund’s equity exposure is becoming more concentrated in higher quality, large-cap U.S. stocks.  The Fund has also maintained a slight overweight to emerging market equities.  From a closed-end fund perspective, the Fund has maintained an emphasis on deeper discount U.S. focused equity and hybrid closed-end funds.  As discussed above, we continue to maintain a sizable cash position for the flexibility to capitalize on unforeseen opportunities.  Cash also helps counterbalance any incremental asset class exposure the Fund acquires through the underlying leverage found in many closed-end funds.

The below charts further highlight our positioning.

Investment Vehicle Allocation

Individual Equities 2%
Open-End Funds
6%
Cash & Cash Equivalents
10%
Closed-End Funds
62%
20%
Exchange Traded Funds

Asset Class Allocation

International Equity
Domestic Equity
10%
Cash and Cash Equivalents
11%
42%
12%
Hybrid Investments
25%
Fixed Income

Fixed Income Allocation

Investment Grade and Government
High Yield
37%
63%

Equity Capitalization Allocation

Small Cap
13%
Large Cap
23%
64%
Mid Cap

Portfolio asset allocations are approximations made by the Adviser and include the effects of a total return swap with ReFlow LLC.

Total Returns
(for periods ended September 30, 2010)
(Unaudited)
		Average Annual Returns

			Since Inception
	One Year	Three Year	(December 27, 2006)

RiverNorth Core Opportunity Fund*	14.72%	6.38%	7.09%

Blend Index**	9.85%	-1.02%	1.02%

S&P 500 Index**	10.16%	-7.16%	-3.52%

Total annual operating expenses, including fees and expenses of underlying funds, for the fiscal year ended September 30, 2009, as disclosed in the Fund's prospectus, were 2.84% of average daily net assets. The actual gross expense ratio of the Fund, excluding expenses of the underlying funds, for the fiscal year ended September 30, 2009 was 1.28%.  The Adviser contractually has agreed to cap certain operating expenses (excluding indirect expenses such as acquired fund fees) of the Fund through January 31, 2011.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Current performance of the Fund may be lower or higher than the performance quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call 888-848-7569.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions.

**The Blend Index and the S&P 500® Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  Blend Index consists of 60% S&P 500® Index and 40% Barclays Capital (U.S.) Bond Index.  The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio.  Individuals cannot invest directly in the Index, however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing.  The prospectus contains this and other important information about the investment company and may be obtained by calling the same number as above.  Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Comparison of a $10,000 Investment in the RiverNorth Core Opportunity Fund, the Blend Index, and the S&P 500(R) Index

$12,500
$11,500
$10,500
$9,500
$8,500
$7,500
$6,500
$5,500
Inception Date 12/27/06
RiverNorth Core Opportunity Fund $12,931
Blend Index $10,394
S&P 500 Index $8,746
December-06
March-07
June-07
September-07
December-07
March-08
June-08
September-08
December-08
March-09
June-09
September-09
December-09
March-10
June-10
September-10

The chart above assumes an initial investment of $10,000 made on December 27, 2006 (commencement of operations) and held through September 30, 2010.  The Blend Index and the S&P 500® Index are unmanaged benchmarks that assume reinvestment of all distributions and excludes the effect of taxes and fees. The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period.  THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted.  For more information on the Fund, and to obtain performance data current to the most recent month end or to request a prospectus, please call (888) 848-7569.  You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

EXPENSE ILLUSTRATION
SEPTEMBER 30, 2010   (UNAUDITED)

Expense Example

As a shareholder of the RiverNorth Core Opportunity Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period, April 1, 2010 and held for the fiscal year ended September 30, 2010.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical example that appear in the shareholder reports of other funds.

	BeginningAccount Value April 1, 2010	Ending Account Value September 30, 2010	Expenses PaidDuring the Period*April 1, 2010 to September 30, 2010

Actual	$1,000.00	$1,032.86	$7.38

Hypothetical (5% return before expenses)	$1,000.00	$1,017.81	$7.32
______
*Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

RIVERNORTH CORE OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2010

Shares/Description/Percentage of Net Assets		Fair Value

CLOSED-END FUNDS - 57.92%
347,016	Alliance Bernstein Income Fund	$2,907,994
158,020	Blackrock Credit Allocation Income Trust	2,074,803
647,600	Boulder Growth & Income Fund, Inc. (a)	4,015,444
292,833	Boulder Total Return Fund, Inc. (a)	4,427,635
278,030	Calamos Strategic Total Return Fund	2,452,225
76,441	Central Europe and Russia Fund, Inc. / The	2,856,600
101,544	China Fund, Inc.	3,340,798
450,287	Clough Global Equity Fund	6,385,070
849,077	Clough Global Opportunities Fund	10,766,296
302,114	Cohen & Steers Infrastructure Fund , Inc.	4,809,655
614,458	DWS Dreman Value Income Edge Fund	8,233,737
685,669	First Trust/Four Corners Senior Floating Rate Income Fund II	9,016,547
155,353	Franklin Templeton Limited Duration Income Trust	2,073,963
504,987	Gabelli Dividend & Income Trust	7,029,419
173,380	General American Investors Company, Inc.	4,226,137
630,448	H&Q Life Sciences Investors	6,045,996
202,969	Highland Credit Strategies Fund	1,487,763
58,086	ING Prime Rate Trust	332,833
125,120	Invesco Dynamic Credit Opportunities Fund	1,493,270
457,764	Invesco Senior Income Trust	2,114,870
4,103,024	Liberty All-Star Equity Fund	18,094,336
847,025	LMP Capital and Income Fund, Inc.	9,664,555
133,581	LMP Corporate Loan Fund, Inc.	1,488,092
264,737	Macquarie Global Infrastructure Total Return Fund, Inc.	4,373,455
44,056	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	753,358
1,326,901	NFJ Dividend, Interest & Premium Strategy Fund	20,911,960
302,857	Nuveen Floating Rate Income Fund	3,361,713
656,440	Nuveen Multi-Strategy Income and Growth Fund	5,500,967
1,172,877	Nuveen Multi-Strategy Income and Growth Fund 2	10,356,504
247,031	PIMCO Income Opportunity Fund	6,538,910
488,226	PIMCO Income Strategy Fund II	4,921,318
1,817,965	Royce Value Trust, Inc. (a)	22,070,095
10,095	Source Capital, Inc.	468,761
604,243	SunAmerica Focused Alpha Growth Fund, Inc.	9,534,954
1,191,858	TCW Strategic Income Fund, Inc.	6,316,847
132,241	Templeton Emerging Markets Fund	2,900,045
663,997	Tri-Continental Corp.	8,187,083
262,585	Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	3,313,823
120,929	Western Asset Global Corporate Defined Opportunity Fund, Inc.	2,287,977
39,131	Zweig Total Return Fund, Inc./The	149,089

TOTAL FOR CLOSED-END FUNDS (Cost $175,114,883)		227,284,897

MUTUAL FUNDS - 5.58%
533,820	Calamos Convertible Fund - Class A	10,227,999
1,111,161	Eaton Vance Floating-Rate Advantage Fund	11,689,410

TOTAL FOR MUTUAL FUNDS (Cost $15,452,769)		21,917,409

See accompanying notes which are an integral part of these financial statements.

RIVERNORTH CORE OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS - continued
SEPTEMBER 30, 2010

Shares/Description/Percentage of Net Assets		Fair Value

EXCHANGE-TRADED FUNDS - 19.29%
54,100	iShares Barclays US Treasury Inflation Protected Securities Fund	$5,900,146
100,000	iShares MSCI EAFE Index Fund	5,492,000
176,839	iShares MSCI Emerging Markets Index	7,917,082
60,537	iShares Russell 1000 Growth Index Fund	3,109,786
337,153	iShares S&P 100 Index Fund	17,363,380
227,568	PowerShares FTSE RAFI US 1000 Portfolio	11,453,497
160,455	Proshares UltraShort 20+ Year Treasury (a)	5,014,219
118,563	Rydex Russell Top 50 ETF	9,745,879
111,000	SPDR Barclays Capital Convertible Bond ETF	4,314,570
242,793	UltraShort Russell 2000 Proshares (a)	4,246,450
25,000	Vanguard Emerging Markets ETF	1,136,500

TOTAL FOR EXCHANGE-TRADED FUNDS (Cost $71,172,459)		75,693,509

HOLDING & INVESTMENT MANAGEMENT COMPANIES - 1.20%
12,100	Affiliated Managers Group, Inc. (a)	943,921
127,777	Artio Global Investors Inc.	1,954,988
129,017	Fifth Street Finance Corporation	1,437,249
11,736	Legg Mason, Inc.	355,718

TOTAL FOR HOLDING & INVESTMENT MANAGEMENT COMPANIES (Cost $4,447,145)		4,691,876

PREFERRED STOCKS - 0.69%
20,190	Gabelli Global Deal Fund - Series A, 8.500%	1,060,177
64,103	General American Investors Company, Inc. - Series B, 5.950%	1,641,037

TOTAL FOR PREFERRED STOCKS (Cost $2,522,948)		2,701,214

REAL ESTATE INVESTMENT TRUST - 1.08%
263,474	Apollo Commercial Real Estate Finance, Inc.	4,234,027

TOTAL FOR REAL ESTATE INVESTMENT TRUST (Cost $4,289,577)		4,234,027

SHORT-TERM INVESTMENTS - 14.42%
56,604,473	Northern Institutional Diversified Asset Portfolio, 0.04% (b)	56,604,473

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $56,604,473)		56,604,473

TOTAL INVESTMENTS (Cost $329,604,254) - 100.18%		$393,127,405

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.18%)		(706,190)

NET ASSETS - 100.00%		$392,421,215

(a) Non-income producing.
(b) Variable rate security; the money market rate shown represents the rate at September 30, 2010.

See accompanying notes which are an integral part of these financial statements.

RIVERNORTH CORE OPPORTUNITY FUND

TOTAL RETURN SWAPS
SEPTEMBER 30, 2010
			Unrealized
	Notional	Termination	Appreciation
	Amount	Date	(Depreciation)

ReFlow Fund, LLC*	$19,000,000	10/27/2011	$-

*See Note 4 in the Notes to the Financial Statements for additional information.

See accompanying notes which are an integral part of these financial statements.

RIVERNORTH CORE OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2010

Assets
Investment in securities:
At cost	$329,604,254
At value	$393,127,405

Receivable for fund investments sold	3,858,199
Dividends receivable	683,140
Receivable for fund shares purchased	340,644
Receivable for open swap agreements	58,855
Prepaid expenses	26,245
Interest receivable	1,381
Total assets	398,095,869

Liabilities
Payable for fund investments purchased	4,887,958
Payable for fund shares redeemed	322,094
Payable to Adviser (a)	304,634
Accrued 12b-1 fees (a)	76,159
Payable to trustees and officers	11,932
Other accrued expenses	71,877
Total liabilities	5,674,654

Net Assets	$392,421,215

Net Assets consist of:
Paid in capital	$328,805,675
Accumulated undistributed net investment income (loss)	6,798,260
Accumulated net realized gain (loss) from investment and swap transactions	(6,705,871)
Net unrealized appreciation (depreciation) on investments	63,523,151

Net Assets	$392,421,215

Shares outstanding (unlimited number of shares authorized, $0 par value)	33,750,447

Net Asset Value Per Share and Offering Price	$11.63

Minimum Redemption Price Per Share (b)	$11.40

(a) See Note 5 in the Notes to the Financial Statements.
(b) The Fund will impose a 2.00% redemption fee on shares redeemed within 90 days of purchase.

See accompanying notes which are an integral part of these financial statements.

RIVERNORTH CORE OPPORTUNITY FUND

STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2010

Investment Income
Dividend income (a)	$10,948,937
Interest income	103,441
Total Income	11,052,378

Expenses
Investment adviser fee (b)	3,248,737
12b-1 fees (b)	812,184
Administration expenses (b)	184,649
Fund accounting expenses (b)	77,333
Transfer agent expenses (b)	77,215
CCO expenses	71,849
Legal expenses	56,769
Custodian expenses	50,875
Registration expenses	34,757
Report printing expenses	21,948
Audit expenses	21,452
Trustee expenses	17,124
Miscellaneous expenses	12,087
Insurance expense	11,848
Pricing expenses	5,829
24f-2 expenses	5,303
Tax Expense	1,908
Total Expenses	4,711,867

Net Investment Income	6,340,511

Realized & Unrealized Gain
Net realized gain on:
Investment securities	10,756,885
Swaps	2,773,874
Long-term capital gain distributions from other investment companies	88,930
Change in unrealized appreciation
on investment securities	24,238,064
Net realized and unrealized gain on investment securities and swaps	37,857,753
Net increase in net assets resulting from operations	$44,198,264

(a) Net of foreign withholding taxes of $4.
(b) See Note 5 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

RIVERNORTH CORE OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Fiscal Year ended	Fiscal Year ended
	September 30, 2010	September 30, 2009
Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$6,340,511	$7,683,780
Net realized gain (loss) on investment securities and swaps	13,530,759	(7,376,143)
Long-term capital gain distributions from other investment companies	88,930	1,363,880
Change in unrealized appreciation
on investment securities	24,238,064	57,074,718
Net increase in net assets resulting from operations	44,198,264	58,746,235

Distributions to shareholders:
From net investment income	(12,070,126)	(5,838,783)
From net realized gain	-	(15,501)
Total distributions	(12,070,126)	(5,854,284)

Capital Share Transactions:
Proceeds from Fund shares sold	167,403,045	181,134,720
Reinvestment of distributions	12,016,908	5,836,736
Proceeds from redemption fees (a)	80,528	73,541
Amount paid for Fund shares redeemed	(94,689,064)	(97,784,899)
Net increase (decrease) in net assets resulting
from capital share transactions	84,811,417	89,260,098

Net Increase (Decrease) in Net Assets	116,939,555	142,152,049

Net Assets
Beginning of year	275,481,660	133,329,611

End of year	$392,421,215	$275,481,660

Accumulated undistributed net investment income (loss)
included in net assets at end of period	$6,798,260	$3,023,501

Capital Share Transactions
Shares sold	15,232,456	23,061,304
Shares issued in reinvestment of distributions	1,129,409	817,470
Shares redeemed	(8,668,463)	(13,117,957)

Net increase (decrease) from capital share transactions	7,693,402	10,760,817

(a) See Note 2 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

RIVERNORTH CORE OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period.

	Fiscal Year ended		Fiscal Year ended		Fiscal Year ended	Period ended
	September 30, 2010		September 30, 2009		September 30, 2008	September 30, 2007	(a)

Selected Per Share Data:
Net asset value, beginning of period	$10.57		$8.72		$10.74	$10.00

Income (loss) from investment operations:
Net investment income (b)	0.21		0.32		0.42	0.11
Net realized and unrealized gains (losses)	1.30		1.76		(2.10)	0.63
Total income from investment operations	1.51		2.08		(1.68)	0.74

Less distributions:
From net investment income	(0.45)		(0.23)		(0.23)	-
From net realized gain	-		-	(c)	(0.12)	-
Total distributions	(0.45)		(0.23)		(0.35)	-

Paid in capital from redemption fees	-	(d)	-	(d)	0.01	-	(d)

Net asset value, end of period	$11.63		$10.57		$8.72	$10.74

Total Return (e)	14.72%		25.06%		-16.08%	7.40%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$392,421		$275,482		$133,330	$18,748

Ratio of expenses to average net assets (g)	1.45%		1.53%		1.65%	1.95%	(h)
Ratio of expenses to average net assets
before reimbursement (g)	1.45%		1.53%		1.59%	2.21%	(h)
Ratio of net investment income to
average net assets (g)	1.95%		3.80%		4.15%	1.45%	(h)
Ratio of net investment income to
average net assets before reimbursement (g)	1.95%		3.80%		4.21%	1.19%	(h)
Portfolio turnover rate	37.50%		215.42%		304.39%	74.84%

(a) For the period December 27, 2006 (Commencement of Operations) to September 30, 2007.
(b) Net investment income per share is based on average shares outstanding during the period.
(c) Net realized gain distribution resulted in less than $0.005 per share for the period.
(d) Redemption fees resulted in less than $0.005 per share for the period.
(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(f) Not annualized.
(g) The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Schedule of Investments.
(h) Annualized.

See accompanying notes which are an integral part of these financial statements.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2010

1.   ORGANIZATION

The RiverNorth Core Opportunity Fund (the “Fund”) was organized as a diversified series of RiverNorth Funds (the “Trust”) on July 18, 2006 and commenced investment operations on December 27, 2006.  The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated July 18, 2006 (the “Trust Agreement”).  The Trust Agreement permits the Board of Trustees (the “Trustees”) to authorize and issue an unlimited number of shares of beneficial interest of separate series.  The Fund is the only series currently authorized by the Trustees.  The investment adviser to the Fund is RiverNorth Capital Management, LLC (the “Adviser”).

The investment objective of the Fund is to seek long-term capital appreciation and income, consistent with prudent investment risk over the long-term.

2.  SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:  All investments in securities are recorded at their estimated fair value as described in Note 3.

SECURITY TRANSACTIONS AND RELATED INCOME:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

OTHER:  The Fund has held certain investments which pay dividends to their shareholders based upon available funds from operations.  It is possible for these dividends to exceed the underlying investments taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of the cost of investments or as a realized gain, respectively.

SHARE VALUATION:  The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (“the Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open.  The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.  The offering price and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.  For the fiscal year ended September 30, 2010, there were redemption fees of $80,528.

FEDERAL INCOME TAXES:  The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its taxable income. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended September 30, 2010, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2010

2.  SIGNIFICANT ACCOUNTING POLICIES - continued

USE OF ESTIMATES:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS:  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassification will have no effect on net assets, results of operations or net asset values per share of the Fund.  For the year ended September 30, 2010, the Fund made the following reclassifications to increase/(decrease) the components of net assets:

3.  SECURITIES VALUATION AND FAIR VALUE MANAGEMENT

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an  inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2010

3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including closed-end funds, exchange-traded funds, holding and investment management companies, preferred stocks, and real estate investment trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board.  These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.  Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.  Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than other securities.

The following is a summary of the inputs used at September 30, 2010 in valuing the Fund’s assets carried at fair value:

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2010

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Closed-End Funds	$227,284,897	$-	$-	$227,284,897
Mutual Funds	21,917,409	-	-	21,917,409
Exchange-Traded Funds	75,693,509	-	-	75,693,509
Holding & Investment Management Companies	4,691,876	-	-	4,691,876
Preferred Stocks	2,701,214	-	-	2,701,214
Real Estate Investment Trusts	4,234,027	-	-	4,234,027

3.  SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

4.  DERIVATIVE TRANSACTIONS

The Fund may enter into total return swaps.  Total return swaps are agreements that provide the Fund with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate.  The difference in the value of these income streams is recorded daily by the Fund, and is settled in cash at the end of each month or if the cumulative amount owed to either party is greater than or equal to $500,000.  The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate.  In addition, if the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.  Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser.  The Fund may use its own net asset value as the underlying asset in a total return swap.  This strategy serves to reduce cash drag (the impact of cash on the Fund’s overall return) by replacing it with the impact of market exposure based upon the Fund’s own investment holdings.  The Fund records fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses.  Net amounts received or paid on the swap contracts are recorded as realized gains or losses.  Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts.  Risks may exceed amounts recognized on the statement of assets and liabilities. The Fund values the total return swaps in which it enters based on a formula of the underlying asset’s nightly value, the Overnight London-Interbank Offered Rate (“USD-LIBOR”) and an annual fee or various agreed upon inputs. These securities will be categorized as Level 2 securities. The Fund has an agreement with ReFlow Fund, LLC to receive the total return of the Fund, based on its daily change in NAV less USD-LIBOR plus an annualized spread of 1.95%.  The agreement terminates October 27, 2011.

In accordance with GAAP, the fair value of the total return swaps can be found on the Statement of Assets and Liabilities under receivable/payable for swap agreements and on the Statement of Operations under net realized gain (loss) on swap agreements.  At September 30, 2010, the receivable for the open swap agreement was $58,855.  For the fiscal year ended September 30, 2010, the net realized gain (loss) on swaps was $2,773,874.  In accordance with the swap contract, the Fund has the ability to adjust the notional amount on a daily basis.  For the fiscal year ended September 30, 2010, the activity of the swap positions in the Fund is summarized below:

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2010

4.  DERIVATIVE TRANSACTIONS - continued

Notional Value
Beginning of the year	$13,000,000
Acquisitions	29,000,000
Settlements	(23,000,000)
End of the year	$19,000,000

5.    INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser serves as the investment adviser to the Fund.  Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objectives and policies.  As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears at an annual rate of 1.00% of the average daily net assets of the Fund.  For the fiscal year ended September 30, 2010, the Adviser earned investment advisory fees of $3,248,737.

The Adviser has contractually agreed to defer the collection of fees and/or reimburse expenses, but only to the extent necessary to limit net annual operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund invests; and extraordinary expenses) to 1.60% of the average daily net assets of the Fund through January 31, 2011.  Each deferral of fees or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expenses was incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitations.  For the fiscal year ended September 30, 2010, there were no fee deferrals or reimbursements by the Adviser and there were no carryovers from prior years of amounts recoupable to the Adviser.  At September 30, 2010, the Fund owed the Adviser $304,634 for advisory services.

The Trust retains Huntington Asset Services, Inc. (“HASI”) to manage the Fund’s business affairs and to provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel.  For the fiscal year ended September 30, 2010, HASI earned fees of $184,649 for administrative services provided to the Fund. At September 30, 2010, HASI was owed $17,839 from the Fund for administrative services. Certain officers of the Trust are members of management and/or employees of HASI.

HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc.

Huntington National Bank (“HNB”) served as the custodian of the Fund’s investments until July 7, 2010.  As of July 7, 2010, HNB earned fees of $37,366 from the Fund for custody services.  Effective July 7, 2010, The Northern Trust Company (the “Custodian”) serves as the Fund’s custodian.  For the fiscal year ended September 30, 2010, the Custodian earned fees of $13,509 from the Fund for custody services.  At September 30, 2010, the Custodian was owed $6,509 by the Fund for custody services.

The Trust retains HASI to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year end September 30, 2010, HASI earned fees of $21,709 for transfer agent services and $55,506 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services for the Fund. At September 30, 2010, the Fund owed HASI $1,903 for transfer agent services and $4,690 for reimbursement of out-of-pocket expenses.  For the fiscal year end September 30, 2010, HASI earned fees of $77,333 from the Fund for fund accounting services.  At September 30, 2010, HASI was owed $6,768 from the Fund for fund accounting services.

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2010

5.    INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Plan”).  The Plan permits the Fund to pay the Adviser for distribution and promotion expenses related to marketing shares of the Fund.  The amount payable annually by the fund is 0.25% of the average daily net assets.  Under the Plan the Trust may engage in any activities related to the distribution of Fund shares.  During the fiscal year end September 30, 2010, the Fund accrued 12b-1 expenses of $812,184 of which $76,159 was unpaid at September 30, 2010.

Unified Financial Securities, Inc. (the “Distributor”) acts as the sole distributor of the Fund. There were no payments to the Distributor by the Fund during the fiscal year end September 30, 2010. The Distributor operates as a wholly-owned subsidiary of Huntington Bancshares, Inc.

6.    INVESTMENTS TRANSACTIONS

For the fiscal year ended September 30, 2010, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

At September 30, 2010, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

Gross Appreciation	$66,891,131
Gross (Depreciation)	(5,182,244)
Net Appreciation (Depreciation)
on Investments	$61,708,887
At September 30, 2010, the aggregate cost of securities for federal income tax purposes was $331,418,518.

7.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  At September 30, 2010, National Financial Services, for the benefit of its customers, owned 71.01% of the RiverNorth Core Opportunity Fund.

8.   DISTRIBUTIONS TO SHAREHOLDERS

On December 31, 2009, the Fund paid an income distribution of $0.4535 per share to shareholders of record on December 30, 2009.

The tax character of distributions paid during the fiscal years ended September 30, 2010, and September 30, 2009, was as follows:

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
SEPTEMBER 30, 2010

8.   DISTRIBUTIONS TO SHAREHOLDERS - continued

Distributions paid from:	2010	2009

Ordinary income	$12,070,126	$5,838,783
Short-term capital gain	-	15,501
Long-term capital gain	-	-

	$12,070,126	$5,854,284

At September 30, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$6,798,260
Capital loss carryforward	(4,891,607)
Unrealized appreciation (depreciation)	61,708,887
$63,615,540

At September 30, 2010, the difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales in the amount of $1,814,264.

9.  CAPITAL LOSS CARRYFORWARD

At September 30, 2010, the Fund had available for federal tax purposes unused capital loss carryforwards of $4,891,607, which are available to offset future realized gains.  To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders.  The carryforward expires as follows:

                Amount                                                      Expires September 30,
                                         $4,891,607                                                                  2017

10.  SUBSEQUENT EVENTS

On October 29, 2010, a special meeting of the shareholders of the RiverNorth Core Opportunity Fund was held at the office of the Trust.  The purpose of the special meeting was to solicit shareholder approval of a new Management Agreement related to the Fund.  Shareholders of record on September 17, 2010 were entitled to vote at the meeting, either in person or by proxy.  The proposed new Management Agreement was identical in all material aspects to the existing Management Agreement, however, shareholder approval was sought because a proposed transaction regarding the capital structure of the Adviser resulted in a change of control of the Adviser and an assignment of the existing Management Agreement under the Investment Company Act of 1940.  At the October 29, 2010 meeting the shareholders approved the new Management Agreement, which will take effect on or about November 29, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees
RiverNorth Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund (the “Fund”), as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the Fund’s custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RiverNorth Funds, comprising RiverNorth Core Opportunity Fund, as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
November 29, 2010

MANAGEMENT OF THE FUND

The Board of Trustees supervises the business activities of the Trust and appoints the officers.  Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.  The Fund is the only series in the “Fund Complex”.  The Board generally meets four times a year to review the progress and status of the Fund.

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.

Name, Address and Year of Birth1	Position(s) Held with the Fund	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Kevin M. Hinton Y.O.B.: 1971	Trustee	Indefinite/ September 2006 to present	Chief Executive Officer, Hinton and Grusich (a hotel sales representation firm) (2009 to present), Chief Operating Officer (1999 to 2009).	1	NA
James G. Kelley Y.O.B.: 1948	Trustee	Indefinite/ September 2006 to present	Vice President Finance & Operation, Paymaster Technologies, Inc. (2009 to present); Certified Business & Life Coach, JGK & Associates (2000 to present); Executive Vice President / Chief Operating Officer, The Hedman Company (a manufacturing company) (1984 to 2009)	1	Northern Illinois University College of Business Executive Club (2009 to present)
Dennis F. Magulick Y.O.B.: 1972	Trustee	Indefinite/ September 2006 to present	Dick's Sporting Goods (Director of eCommerce Strategy & New Business, , 2008 to Present, Director of Investor Relations & Risk Management, 2005 to2008; Manager of Investor Relations & Risk Management, 2003 to 2005; Manager of Budgeting & Financial Analysis, 2001 to 2003)	1	NA
1 The mailing address of each Trustee is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
2The "Fund Complex" consists of RiverNorth Funds.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Year of Birth1	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee 2	Other Directorships Held by Trustee
Patrick W. Galley3, Y.O.B.: 1975	President and Trustee	Indefinite/ July 2006 to present	Chief Investment Officer, RiverNorth Capital Management, LLC. (2004 to present); Vice President – Global Corporate Investment Bank, Bank of America (2003 to 2004); Associate, Bank of America (2001 to 2003)	1	NA
Jonathan M. Mohrhardt Y.O.B.: 1974	Treasurer, Chief Financial Officer, and Chief Compliance Officer	Indefinite/ February 2009 to present
Chief Compliance Officer, RiverNorth Capital Management, LLC. (2009 to present); Utopia Funds, Chief Compliance Officer 2007-2009, Treasurer and Chief Financial Officer 2005-2009; FIM Group, Director of Mutual Funds (2004-2009)
				NA	NA
Heather A. Bonds Y.O.B.: 1975	Secretary	Indefinite/ February 2009 to present
Employed by Huntington Asset Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of Unified Series Trust since July 2005; Secretary of Valued Advisers Trust since August 2008; Assistance Secretary of Dean Family of Funds from August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.
				NA	NA
1 The mailing address of each Trustee and officer is 325 N. LaSalle Street, Suite 645, Chicago, IL 60654.
2The "Fund Complex" consists of RiverNorth Funds.
3 Patrick W. Galley is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Trust and Chief Investment Officer of the Fund's investment adviser.

ADDITIONAL INFORMATION
SEPTEMBER 30, 2010   (UNAUDITED)

PROXY VOTING GUIDELINES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (888) 848-7569 and (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30.  The Form N-Q filing must be made within 60 days of the end of the quarter, and the Fund’s first Form N-Q was filed with the SEC on February 26, 2007.  The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operations of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-888-848-7569.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The continuation of the Management Agreement ("Agreement") between RiverNorth Funds (the "Trust") and RiverNorth Capital Management (the "Adviser") was considered by the Board of Trustees (the "Board" or the "Trustees") at an in-person meeting (the "Meeting") held on August 24, 2010.  The Board acknowledged having received materials compiled by the Fund's administrator including a copy of the Agreement, the Adviser's response to a questionnaire regarding the Adviser's profitability, management and operations, a copy of the Adviser's Form ADV, certifications regarding the Adviser's compliance programs and information regarding the Fund performance versus the performance of its benchmarks and peer funds.  The Board also acknowledged having received a memorandum from its legal counsel regarding the Trustees' responsibilities in considering the renewal of the Agreement and detailing the specific factors it must consider including: (i) the investment performance of the Fund and the investment performance of the Adviser, (ii) the nature, extent and quality of the services provided by the Adviser to the Fund, (iii) the costs of the services provided and the profits to be realized by the Adviser and any of its affiliates from the relationship with the Fund, (iv) the extent to which economies of scale will be realized by the Fund as it grows, and (v) whether the Fund's fee levels reflected the economies of scale to the benefit of the Fund's shareholders.

The Board reviewed the performance of the Fund for the fiscal years 2008 and 2009 and for the year-to-date 2010.  As of June 30, 2010 the Fund returned 11.93% from its inception date which compares favorably to the 60/40 blended index and the S&P 500 Index and its peer group averages and relative benchmark index.

As to the comparative fees and expenses, the Trustees considered the management fee paid by the Fund and compared that fee to the management fees paid by funds in a relative peer group, as well as its total expense ratios.  The Adviser indicated that the annual net expense ratio of 1.53% was above the 0.89% average expense ratio for the peer funds included in the moderate allocation Morningstar category.  The Adviser indicated that the lowest reported net expense ratio was 0.30% within the peer group and the highest was 1.38%.  The Adviser also indicated that the annual management fee of 1.00% for the Fund was above the 0.62% average paid by the other peer funds.

ADDITIONAL INFORMATION - continued
SEPTEMBER 30, 2010   (UNAUDITED)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT –continued

The Adviser indicated that 1.00% is the maximum fee charged by the peers and the minimum fee for the same peer group is 0.14%.  Nevertheless, after further discussion, it was a consensus of the Trustees that the fees were reasonable given the exceptional performance of the Fund over the same periods, and the unique strategy the Fund implements.

As to the nature, extent and quality of the services provided by the Adviser to the Fund, the Board considered that under the term of the Management Agreement, the Adviser would, subject to the supervision of the Board of the Fund, provide or arrange to be provided to the Fund such investment advice as the Adviser, in its discretion, deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund's investment objective and policies.  The Adviser indicated that there that there had been a change in the corporate structure of the Adviser a year ago as noted in the SEC exam referenced in legal counsel  memo.  Based on the foregoing information, the Board concluded that the Adviser had provided quality services and would continue to do so for the Fund.  The Board engaged in a brief discussion regarding upcoming changes at the Adviser.  The Board agreed to discuss in further detail later in the meeting.

The Board noted that the Adviser has no affiliations with the Fund's transfer agent fund account, custodian, distributor or any other broker-dealers and therefore does not derive any benefits from the relationships these parties may have with the Fund.

With regard to future growth and achieving economies of scale, The Adviser outlined the marketing plans that include emphasis on marketing to fee-based financial advisers to grow the assets of the Fund.  In response to the Board’s comment regarding expenses and management fees, The Adviser indicated that as the Fund's assets grow they would anticipate reducing further the annual expense ratio of the Fund.  Additionally, The Adviser indicated that as economies are realized, the Adviser would consider further reductions in the management fees, but also noted the limited capacity of the strategy.

After additional consideration, the Board commenced an executive session to further consider and discuss the renewal of the Agreement. Upon the reconvening, a majority of the Board of Trustees of RiverNorth Funds, including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Agreement voted to approve the continuation of the Management Agreement for an additional year.

RiverNorth Funds
RiverNorth Core Opportunity Fund

Board of Trustees
Patrick W. Galley, CFA, Chairman
Kevin M. Hinton
James G. Kelley
Dennis F. Magulick

Investment Adviser
RiverNorth Capital Management, LLC

Transfer Agent, Administrator and Dividend Disbursing Agent
Huntington Asset Services, Inc

Custodian
The Northern Trust Company

Legal Counsel
Thompson Hine LLP

Independent Registered Public Accounting Firm
Cohen Fund Audit Servies, Ltd.

This report is provided for the general information of the shareholders of the RiverNorth Funds.
This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)           As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)           For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)
Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)           Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)           Posting:  We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)           Availability:  The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)           The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert.  The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2010 FY 2009	$12,500 $12,000

(b)	Audit-Related Fees

Registrant
                FY 2010                                                           $0
                FY 2009                                                           $0

(c)	Tax Fees
Registrant
FY 2010	$2,000
FY 2009	$2,000

Nature of the fees:  prepare tax returns

(d)	All Other Fees
Registrant

FY 2010 FY 2009	$3,500 $3,400

Nature of the fees: Semi-Annual review and distribution calculation review

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:                                    0%
Tax Fees:                                                      0%
All Other Fees:                                            0%

(f)           During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2010	$ 0	$ 0
FY 2009	$ 0	$ 0

(h)           Not applicable.  The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  schedule included with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the  registrant's  disclosure  controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)                  Code is filed herewith

(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

     (3)                    Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant         RiverNorth Funds

By * /s/ Patrick W. Galley
      Patrick W. Galley, President

Date: 12/08/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By * /s/ Patrick W. Galley
      Patrick W. Galley, President

Date: 12/08/2010

By * /s/  Jonathan M. Mohrhardt
        Jonathan M. Mohrhardt, Treasurer

Date: 12/08/2010